CORPORATE
                                                                  HIGH YIELD
                                                                  FUND III, INC.

                               [GRAPHIC OMITTED]

                                                         STRATEGIC
                                                                  Performance

                                                                  Annual Report
                                                                  May 31, 1999

                       CORPORATE HIGH YIELD FUND III, INC.

The Benefits and Risks of Leveraging

Corporate High Yield Fund III, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

Portfolio Profile As of May 31, 1999

The quality ratings* of securities in the Fund as of May 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                  Long-Term Investments
--------------------------------------------------------------------------------
BBB/Baa ............................................................        2.9%
BB/Ba ..............................................................       30.5
B/B ................................................................       57.5
CCC/Caa & Lower ....................................................        4.2
NR (Not Rated) .....................................................        4.9
--------------------------------------------------------------------------------
* In cases where bonds are rated differently by Standard & Poor's Corp. and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.

--------------------------------------------------------------------------------
                                                                Percent of Total
Foreign Holdings                                           Long-Term Investments
--------------------------------------------------------------------------------
Total Foreign Holdings .............................................       37.5%
Emerging Markets Holdings ..........................................       13.0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                Percent of Total
Five Largest Foreign Countries*                            Long-Term Investments
--------------------------------------------------------------------------------
Canada .............................................................       11.0%
Argentina ..........................................................        5.6
United Kingdom .....................................................        5.2
Mexico .............................................................        2.8
Brazil .............................................................        2.7
--------------------------------------------------------------------------------
*    All holdings are denominated in US dollars.

                               Corporate High Yield Fund III, Inc., May 31, 1999

DEAR SHAREHOLDER

High-Yield Market Overview

Volatility in the financial markets moderated during the six months ended May 31, 1999. However, during the same period, investor sentiment shifted from concern about global recession and worldwide deflation to a level of comfort about world economic stability then to fears of an overheated US economy. Interest rates trended up during the six-month period, and renewed inflation worries accelerated that trend in April and May.

The yield on the ten-year US Treasury bond, which is commonly compared to the high-yield market, started the period at 4.73% but reached 5.62% by May month-end. As often is the case in a rising interest rate environment, high-yield bonds benefited relative to Treasury issues. Both the earnings-driven fundamentals of the high-yield market and the higher coupon paid on high-yield bonds tend to work in favor of the high-yield market when interest rates rise. For example, the total return and price return of ten-year Treasury issues was -4.51% and -6.80%, respectively, as compared to +2.53% and -1.91%, respectively, for the high-yield market as measured by the unmanaged CS First Boston High Yield Index.

During the six-month period ended May 31, 1999, the high-yield market also benefited from a strong cash commitment by a variety of investors, although the trend reversed in May. The combination of cash outflows from mutual funds, falling prices on Treasury bonds and an unsettled stock market gave a negative tone to the high-yield market at that time. However, the spread, or incremental yield required by investors to assume the additional risk of high-yield investments, tightened to 564 basis points (5.64%) at May 31, 1999 from 624 basis points at November 30, 1998. This yield spread remains wide relative to historic levels.

Within the high-yield market, lower-tier credits (which are less sensitive to overall changes in long-term interest rates) outperformed better-rated bonds. Telecommunications and media, as well as selected cyclical sectors such as paper and chemicals, had a strong showing over the past six months. Industries wracked by weak fundamentals, such as healthcare, energy and shipping, significantly underperformed the broad high-yield market.

We believe that, although markets may yet experience near-term volatility, the high-yield market represents good long-term value, supported by favorable economic growth trends, wide spreads to Treasury securities and default rates near historic averages of 3%-4%.

Fund Performance

For the year ended May 31, 1999, total investment return on the Fund's Common Stock was -2.73%, based on a change in the per share net asset value from $14.99 to $12.98, and assuming reinvestment of $1.489 per share ordinary income dividends. For the six months ended May 31, 1999, total investment return for the Fund was +3.39%, based on a change in the per share net asset value from $13.36 to $12.98, and assuming reinvestment of $0.781 per share ordinary income dividends. During this period, the net annualized yield of the Fund's Common Stock was 11.74%. The Fund benefited from improvements in the fundamentals of a number of its holdings, including Canadian telecommunications operator Metronet Communications Corp. with an investment by AT&T Corp. and computer chip manufacturer Zilog Inc. with a turnaround in operations. A rebound from emerging markets' highly depressed levels also helped Fund performance for the six months ended May 31, 1999, with our 13.0% exposure to these markets. Weak sectors within the portfolio included energy, healthcare and transportation.

Investment Strategy

We believe that the market will continue to be unsettled over the next few months. There are many conflicting forces that could push the market toward strength or weakness. Inflationary expectations and interest rates, equity market fluctuation, events in emerging markets, corpo-rate earnings expectations and supply/demand imbalances specific to the high-yield market are all likely to take their turn influencing the market.

Given the general unease in the high-yield market at the end of May, we sought to modestly improve portfolio quality. To that end, we added holdings such as BB-rated Lyondell Chemical Company. We also disposed of positions where downside risk outweighed upside potential or swapped into names that we believed had better prospects. At the same time, there are good values in so-called distressed issues and out-of-favor sectors, and we have selectively added here in modest size. An example is Forcenergy, Inc., purchased at a deep discount, which offers both asset protection and substantial upside potential. Such companies may require restructuring of their balance sheets, as high debt usage and weak markets limit liquidity. Thus, there may be an increase in the default rate, with good returns as asset values are realized. We believe there will also be opportunities in the months ahead to add to portfolio holdings in companies with solid fundamentals as favorable valuations emerge.

Portfolio Characteristics

Communications and media remained our largest broad industry category, totaling nearly 28% of total long-term investments. Of the narrowly classified sectors, the largest industry allocations were: telephony,9.0% of total long-term investments; transportation, 6.5%; wireless communications--international paging & cellular, 5.9%; cable--international, 5.3%; and health services, 5.2%. Non-US dollar-denominated bonds totaled nearly 38% of the portfolio, with emerging market holdings accounting for nearly 13% of total long-term investments. (See the foreign holdings table on page 1 of this report for the distribution of non-US, dollar-denominated investments in the portfolio.) At May 31, 1999, the average maturity for the portfolio was 6 years, 8 months.

Leverage Strategy

The Fund was on average 26% leveraged during the six-month period ended May 31, 1999. This means that we borrowed the equivalent of 26% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. On May 31, 1999, the Fund was 25.6% leveraged, having borrowed $155.7 million at a borrowing cost of 5.4%. While we may adjust leverage to react to market conditions, we expect leverage on balance to remain near present levels. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

In Conclusion

We appreciate your investment in Corporate High Yield Fund III, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent T. Lathbury III

Vincent T. Lathbury III
Senior Vice President and Portfolio Manager


/s/ Elizabeth M. Phillips

Elizabeth M. Phillips
Vice President and Portfolio Manager

July 1, 1999

================================================================================
After more than 20 years of service, Arthur Zeikel recently retired as Chairman of Merrill Lynch Asset Management, L.P. (MLAM). Mr. Zeikel served as President of MLAM from 1977 to 1997 and as Chairman since December 1997. Mr. Zeikel is one of the country's most respected leaders in asset management and presided over the growth of Merrill Lynch's asset management business. During his tenure, client assets under management grew from $300 million to over $500 billion. Mr. Zeikel will remain on Corporate High Yield Fund III, Inc.'s Board of Directors. We are pleased to announce that Terry K. Glenn has been elected President and Director of the Fund. Mr. Glenn has held the position of Executive Vice President of MLAM since 1983.

Mr. Zeikel's colleagues at MLAM join the Fund's Board of Directors in wishing him well in his retirement from Merrill Lynch and are pleased that he will continue as a member of the Fund's Board of Directors.
================================================================================


                                      2 & 3

                               Corporate High Yield Fund III, Inc., May 31, 1999

SCHEDULE OF INVESTMENTS

                        S&P      Moody's     Face                                                                          Value
INDUSTRIES              Rating   Rating     Amount                  Corporate Bonds                          Cost        (Note 1a)
===================================================================================================================================
Aerospace &             B        B2      $ 5,000,000  L-3 Communications Corp., 8% due 8/01/2008         $  4,984,300  $  4,787,500
Defense--1.1%
===================================================================================================================================
Automotive--1.2%        CCC      Caa3      5,000,000  Breed Technologies Inc., 9.25% due 4/15/2008          5,000,000     1,400,000
                        BB+      Ba2       4,250,000  Federal-Mogul Corporation, 7.375% due 1/15/2006
                                                      (c)                                                   4,232,278     4,037,589
                                                                                                         ------------  ------------
                                                                                                            9,232,278     5,437,589
===================================================================================================================================
Broadcasting/Radio      NR*      NR*       5,000,000  Acme Intermediate Holdings/Finance, 12.28%** due
& Television--2.5%                                    9/30/2005                                             3,356,104     3,300,000
                        BB-      Ba3       5,000,000  Antenna TV SA, 9% due 8/01/2007                       5,112,500     4,831,250
                        CCC+     B3        3,000,000  Cumulus Media, Inc., 10.375% due 7/01/2008            3,000,000     3,195,000
                                                                                                         ------------  ------------
                                                                                                           11,468,604    11,326,250
===================================================================================================================================
Building                B+       B1        7,000,000  Nortek Inc., 8.875% due 8/01/2008 (c)                 6,974,870     7,017,500
Materials--1.5%
===================================================================================================================================
Cable--1.2%             B+       B2        5,500,000  Charter Communications Holding LLC, 8.625% due
                                                      4/01/2009 (c)                                         5,483,225     5,362,500
===================================================================================================================================
Cable--                 BB       NR*       6,500,000  Cablevision SA, 13.75% due 5/01/2009 (c)              6,500,000     6,093,750
International--7.1%     B-       B2        5,000,000  Comcast UK Cable Partners Ltd., 9.775%** due
                                                      11/15/2007                                            4,508,802     4,550,000
                        B-       B3        1,500,000  Diamond Cable Communications PLC, 10.839%** due
                                                      9/30/2004                                             1,472,773     1,554,375
                        B-       B3        4,000,000  Diamond Holdings PLC, 9.125% due 2/01/2008            4,000,000     4,155,000
                        BB+      Ba3       5,000,000  Multicanal SA, 10.50% due 4/15/2018                   4,916,500     4,150,000
                        B-       B3        2,250,000  NTL Inc., 9.085%** due 4/01/2008                      1,629,532     1,473,750
                        D        Caa3      4,050,000  Supercanal Holdings SA, 11.50% due 5/15/2005
                                                      (c)(d)                                                1,852,625     1,984,500
                        B+       B1        6,875,000  Telewest Communications PLC, 9.25%** due
                                                      4/15/2009 (c)                                         4,424,422     4,468,750
                        B        B3        5,750,000  United International Holdings, 10.757%** due
                                                      2/15/2008                                             3,898,447     3,708,750
                                                                                                         ------------  ------------
                                                                                                           33,203,101    32,138,875
===================================================================================================================================
Chemicals--6.3%         BBB-     Baa3      5,250,000  Equistar Chemicals LP, 8.50% due 2/15/2004 (c)        5,249,580     5,330,042
                        NR*      B2        3,000,000  Huntsman Corp., 9.50% due 7/01/2007 (c)               2,962,500     2,880,000
                        BB-      Ba3       7,000,000  ISP Holdings Inc., 9.75% due 2/15/2002                7,498,750     7,148,750
                                                      Lyondell Chemical Company (c):
                        BB       Ba3       6,000,000    9.625% due 5/01/2007                                6,195,000     6,060,000
                        BB       Ba3       2,750,000    9.875% due 5/01/2007                                2,750,000     2,756,875
                        B+       B2        4,250,000  Octel Developments PLC, 10% due 5/01/2006             4,250,000     4,398,750
                                                                                                         ------------  ------------
                                                                                                           28,905,830    28,574,417
===================================================================================================================================
Communications--        B+       B1        9,700,000  Orion Network Systems, Inc., 15.781%** due
2.5%                                                  1/15/2007                                             5,803,607     5,747,250
                        B-       B3        7,000,000  Satelites Mexicanos SA, 10.125% due 11/01/2004        5,748,600     5,530,000
                                                                                                         ------------  ------------
                                                                                                           11,552,207    11,277,250
===================================================================================================================================
Computer Services/      B        Ba3          75,000  Advanced Micro Devices, Inc., 11% due 8/01/2003          76,312        77,625
Electronics--5.4%       BB-      Ba3       5,250,000  Amkor Technologies Inc., 9.25% due 5/01/2006 (c)      5,215,000     5,092,500
                        B+       B1        1,300,000  Celestica International, 10.50% due 12/31/2006        1,420,250     1,417,000
                        CCC+     B3        7,250,000  MCMS Inc., 9.75% due 3/01/2008                        6,171,250     4,712,500
                        BB-      Ba3       6,000,000  Unisys Corp., 11.75% due 10/15/2004                   7,011,200     6,705,000
                        B-       B2        7,500,000  Zilog Inc., 9.50% due 3/01/2005                       7,061,250     6,600,000
                                                                                                         ------------  ------------
                                                                                                           26,955,262    24,604,625
===================================================================================================================================
Conglomerates--         B-       B3        5,000,000  Eagle-Picher Industries, 9.375% due 3/01/2008         4,991,800     4,825,000
3.3%                    BB       Ba2       6,000,000  Sequa Corp., 8.75% due 12/15/2001                     6,157,500     6,075,000
                        B+       NR*       5,000,000  Voto-Votorantim O/S Trading, 8.50% due
                                                      6/27/2005 (c)                                         4,765,625     4,225,000
                                                                                                         ------------  ------------
                                                                                                           15,914,925    15,125,000
===================================================================================================================================
Consumer Products--     B-       B3        7,000,000  Albecca Inc., 10.75% due 8/15/2008                    6,660,000     5,740,000
6.3%                                                  Chattem, Inc.:
                        B-       B2        1,000,000    12.75% due 6/15/2004                                1,118,750     1,088,750
                        B-       B2        7,250,000    8.875% due 4/01/2008                                7,248,437     7,159,375
                        B        B3        8,500,000  Corning Consumer Products, 9.625% due 5/01/2008       8,410,000     7,458,750
                        NR*      NR*       3,000,000  Revlon Consumer Products, 9.50% due 6/01/1999         3,090,000     3,022,500
                        CCC+     Caa1      6,500,000  Syratech Corp., 11% due 4/15/2007                     5,397,500     4,355,000
                                                                                                         ------------  ------------
                                                                                                           31,924,687    28,824,375
===================================================================================================================================
Energy--5.4%            B        B3        5,000,000  Chesapeake Energy Corp., 9.625% due 5/01/2005         4,938,125     4,425,000
                        NR*      Ca        5,000,000  Forcenergy, Inc., 8.50% due 2/15/2007                 2,082,500     3,100,000
                        B+       B1        5,000,000  Parker Drilling Co., 9.75% due 11/15/2006             5,118,750     4,450,000
                        B+       B2        3,000,000  Pool Energy Services Co., 8.625% due 4/01/2008        3,000,000     3,000,000
                        BB-      B1        7,000,000  Tesoro Petroleum Corp., 9% due 7/01/2008              6,960,030     6,895,000
                        D        C         7,000,000  TransAmerican Energy Corp., 13.145%** due
                                                      6/15/2002 (d)                                         6,787,229       752,500
                        B-       B3        2,750,000  United Refining Co., 10.75% due 6/15/2007             2,072,813     2,014,375
                                                                                                         ------------  ------------
                                                                                                           30,959,447    24,636,875
===================================================================================================================================
Entertainment--4.0%     CCC+     B3        7,000,000  AMF Bowling Worldwide Inc., 14.444%** due
                                                      3/15/2006                                             5,076,357     4,480,000
                        BB-      Ba2       3,000,000  Imax Corp., 7.875% due 12/01/2005                     3,000,000     2,850,000
                        B+       B1        5,800,000  Intrawest Corp., 9.75% due 8/15/2008                  5,860,025     5,945,000
                        B-       B3        5,000,000  Premier Parks, Inc., 9.25% due 4/01/2006              5,000,000     5,075,000
                                                                                                         ------------  ------------
                                                                                                           18,936,382    18,350,000
===================================================================================================================================
Financial Services--    CCC+     Caa3      5,000,000  Amresco Inc., 9.875% due 3/15/2005                    5,042,187     4,100,000
4.3%                    BB-      Ba3       1,000,000  RBF Finance Co., 11% due 3/15/2006 (c)                1,007,500     1,000,000
                                                      Reliance Group Holdings, Inc.:
                        BBB-     Ba1       1,500,000    9% due 11/15/2000                                   1,582,500     1,532,955
                        BB+      Ba2       8,500,000    9.75% due 11/15/2003                                8,956,875     8,673,315
                        B        NR*       5,000,000  Veritas Capital Trust, 10% due 1/01/2028              5,312,500     4,250,000
                                                                                                         ------------  ------------
                                                                                                           21,901,562    19,556,270
===================================================================================================================================


                                     4 & 5

                               Corporate High Yield Fund III, Inc., May 31, 1999

                        S&P      Moody's     Face                                                                          Value
INDUSTRIES              Rating   Rating     Amount                  Corporate Bonds                          Cost        (Note 1a)
===================================================================================================================================
Food & Beverage--       B        B3      $ 5,000,000  Agrilink Foods, Inc., 11.875% due 11/01/2008       $  5,000,000  $  5,175,000
2.2%                    B+       B1        5,000,000  Aurora Foods Inc., 8.75% due 7/01/2008                5,000,000     5,025,000
                                                                                                         ------------  ------------
                                                                                                           10,000,000    10,200,000
===================================================================================================================================
Gaming--3.6%            BB+      Ba2       7,750,000  Harrah's Operating Co. Inc., 7.875% due
                                                      12/15/2005                                            7,812,500     7,536,875
                        CCC+     Caa1      9,000,000  Venetian Casino/LV Sands, 10%** due 11/15/2005        8,701,472     8,865,000
                                                                                                         ------------  ------------
                                                                                                           16,513,972    16,401,875
===================================================================================================================================
Health Services--       B-       B3        2,000,000  ALARIS Medical Systems, Inc., 9.75% due
6.9%                                                  12/01/2006                                            1,878,125     2,000,000
                        BB+      Ba2       2,500,000  Columbia HCA/Healthcare Corp., 6.41% due
                                                      6/15/2000                                             2,442,950     2,453,310
                        B-       B2        5,000,000  Extendicare Health Services, 9.35% due 12/15/2007     5,026,250     3,643,750
                        B+       ba3       2,000,000  Fresenius Medical Capital Trust I, 9% due
                                                      12/01/2006                                            1,987,500     2,060,000
                        B-       B3        6,500,000  Kinetic Concepts, Inc., 9.625% due 11/01/2007         6,641,250     6,288,750
                        B-       Caa1      7,500,000  Magellan Health Services, 9% due 2/15/2008            7,478,125     6,300,000
                        CCC      B3        5,250,000  Mariner Post--Acute Network, 9.50% due 11/01/2007     1,693,125     1,732,500
                        B+       Ba3       7,000,000  Quorum Health Group Inc., 8.75% due 11/01/2005        6,755,625     6,947,500
                                                                                                         ------------  ------------
                                                                                                           33,902,950    31,425,810
===================================================================================================================================
Hotels &                                              HMH Properties, Inc.:
Motels--2.9%            BB       Ba2       5,000,000    7.875% due 8/01/2005                                4,998,600     4,737,500
                        BB       Ba2       2,000,000    7.875% due 8/01/2008                                1,965,000     1,842,500
                        B        B3        7,000,000  Signature Resorts, Inc., 9.75% due 10/01/2007         6,630,000     6,440,000
                                                                                                         ------------  ------------
                                                                                                           13,593,600    13,020,000
===================================================================================================================================
Independent Power       BB       B2        7,500,000  Midland Funding II, 13.25% due 7/23/2006 (b)          9,478,125     9,026,100
Producers--2.9%         BB       Ba2       5,000,000  Monterrey Power, SA de CV, 9.625% due
                                                      11/15/2009 (c)                                        4,990,800     4,000,000
                                                                                                         ------------  ------------
                                                                                                           14,468,925    13,026,100
===================================================================================================================================
Industrial Services--                                 Neff Corp.:
1.4%                    B        B3        5,000,000    10.25% due 6/01/2008                                5,000,000     5,200,000
                        B        B3        1,000,000    10.25% due 6/01/2008                                  985,160     1,005,000
                                                                                                         ------------  ------------
                                                                                                            5,985,160     6,205,000
===================================================================================================================================
Internet Transport--    B-       B3        5,000,000  PSInet Inc., 11.50% due 11/01/2008                    5,000,000     5,200,000
2.2%                    NR*      NR*       5,250,000  Splitrock Services Inc., 11.75% due 7/15/2008         5,192,250     4,987,500
                                                                                                         ------------  ------------
                                                                                                           10,192,250    10,187,500
===================================================================================================================================
Metals & Mining--       BB       Ba2       5,000,000  Great Central Mines Ltd., 8.875% due 4/01/2008        5,000,000     4,787,500
5.4%                    CCC+     B3        7,000,000  Kaiser Aluminum & Chemical Corp., 12.75% due
                                                      2/01/2003                                             7,460,600     7,070,000
                        CCC+     Caa1      5,500,000  Metal Management Inc., 10% due 5/15/2008              3,426,250     4,400,000
                        B        B3        5,000,000  Ormet Corporation, 11% due 8/15/2008 (c)              5,000,000     4,900,000
                        B-       Caa1      5,000,000  Simcala Inc., 9.625% due 4/15/2006                    5,012,500     3,500,000
                                                                                                         ------------  ------------
                                                                                                           25,899,350    24,657,500
===================================================================================================================================
Paper & Forest          CCC+     Caa1      1,000,000  APP International Finance, 11.75% due 10/01/2005        877,500       730,000
Products--6.5%          B        B3        5,250,000  Ainsworth Lumber Company, 12.50% due 7/15/2007 (a)    5,107,361     5,840,625
                        B+       Caa1      8,000,000  Doman Industries Limited, 8.75% due 3/15/2004         5,840,000     5,440,000
                        BB+      Ba3       7,500,000  Malette Inc., 12.25% due 7/15/2004                    8,462,950     7,987,500
                        CCC+     Caa1      6,000,000  Pindo Deli Financial Mauritius, 10.75% due
                                                      10/01/2007                                            3,642,500     3,660,000
                        BB+      Ba3       4,000,000  Tembec Industries, Inc., 8.625% due 6/30/2009         3,979,000     4,020,000
                        CCC+     Caa1      3,300,000  Tjiwi Kimia Finance Mauritius, 10% due 8/01/2004      1,934,625     2,128,500
                                                                                                         ------------  ------------
                                                                                                           29,843,936    29,806,625
===================================================================================================================================
Product Distribution--  B-       B3        1,500,000  Nebraska Book Company, 8.75% due 2/15/2008            1,500,000     1,380,000
0.3%
===================================================================================================================================
Publishing &            B        B2        7,000,000  MDC Communications Corp., 10.50% due 12/01/2006       6,885,750     7,280,000
Printing--1.6%
===================================================================================================================================
Real Estate--1.5%       BB-      Ba3       6,875,000  Forest City Enterprises Inc., 8.50% due 3/15/2008     6,890,469     6,875,000
===================================================================================================================================
Specialty Retailing--   B        B2        6,000,000  Jo-Ann Stores Inc., 10.375% due 5/01/2007 (c)         5,910,000     5,940,000
1.3%
===================================================================================================================================
Steel--2.3%             NR*      B2        5,000,000  CSN Iron SA, 9.125% due 6/01/2007 (c)                 4,370,000     3,700,000
                        B        B2        6,250,000  Ucar Global Enterprises, 12% due 1/15/2005            6,592,188     6,656,250
                                                                                                         ------------  ------------
                                                                                                           10,962,188    10,356,250
===================================================================================================================================
Telephony--12.0%                                      Call-Net Enterprises Inc.:
                        BB-      B2        2,000,000    8% due 8/15/2008                                    1,990,840     1,780,000
                        BB-      B2       12,000,000    8.94%** due 8/15/2008                               8,305,190     7,080,000
                        B-       Caa1      4,250,000  Esprit Telecom Group PLC, 10.875% due 6/15/2008       4,339,063     4,526,250
                        B+       B2        7,000,000  Globo Comunicacoes e Participacoes, Ltd., 10.625%
                                                      due 12/05/2008 (c)                                    7,046,000     4,847,500
                        B        B2        4,000,000  Intermedia Communications Inc., 8.60% due
                                                      6/01/2008                                             4,000,000     3,750,000
                                                      MetroNet Communications Corp.:
                        B        B3       10,000,000    10%** due 6/15/2008                                 6,729,822     7,425,000
                        B        B3        2,000,000    10.625% due 11/01/2008 (c)                          2,000,000     2,285,000
                                                      Nextlink Communications Inc.:
                        B        B3        2,000,000    12.50% due 4/15/2006                                2,155,000     2,180,000
                        B        B3        5,000,000    9% due 3/15/2008                                    4,989,900     4,568,750
                        B        B3        3,000,000    10.75% due 6/01/2009                                3,000,000     3,000,000
                        B-       B2        7,000,000  RSL Communications PLC, 12% due 11/01/2008            6,625,432     7,560,000
                        NR*      NR*       5,500,000  Tele1 Europe BV, 13% due 5/15/2009 (c)                5,500,000     5,555,000
                                                                                                         ------------  ------------
                                                                                                           56,681,247    54,557,500
===================================================================================================================================
Textiles--1.8%          B        B3        3,500,000  Dan River, Inc., 10.125% due 12/15/2003               3,750,110     3,570,000
                        B        B2        4,750,000  Polymer Group Inc., 8.75% due 3/01/2008               4,750,000     4,595,625
                                                                                                         ------------  ------------
                                                                                                            8,500,110     8,165,625
===================================================================================================================================


                                     6 & 7

                               Corporate High Yield Fund III, Inc., May 31, 1999

SCHEDULE OF INVESTMENTS (concluded)

                        S&P      Moody's     Face                                                                          Value
INDUSTRIES              Rating   Rating     Amount                  Corporate Bonds                          Cost        (Note 1a)
===================================================================================================================================
Transportation--8.7%    B-       B3      $ 4,250,000  American Reefer Co. Ltd., 10.25% due 3/01/2008     $  4,250,000  $  2,677,500
                        BB-      NR*       6,000,000  Autopistas del Sol SA, 10.25% due 8/01/2009 (c)       5,598,750     4,560,000
                        BB-      Ba3       8,000,000  Eletson Holdings, Inc., 9.25% due 11/15/2003          8,090,000     7,630,000
                        CCC+     Caa2      3,750,000  Hvide Marine, Inc., 8.375% due 2/15/2008              2,168,750     2,100,000
                        BB-      B1        6,100,000  Sea Containers Ltd., 12.50% due 12/01/2004            6,927,375     6,649,000
                        B+       B2        6,000,000  TFM, SA de CV, 11.896%** due 6/15/2009                4,198,636     3,465,000
                        BB-      Ba3       5,000,000  Transportacion Maritima Mexicana, SA de CV, 10%
                                                      due 11/15/2006                                        5,036,875     3,912,500
                        B-       B2        7,000,000  Transtar Holdings LP, 10.547%** due 12/15/2003        6,796,479     6,930,000
                        CCC      Caa3      5,000,000  Trism Inc., 10.75% due 12/15/2000                     4,425,000     1,750,000
                                                                                                         ------------  ------------
                                                                                                           47,491,865    39,674,000
===================================================================================================================================
Utilities--4.0%         BB       Ba3       4,250,000  CMS Energy Corp., 7.50% due 1/15/2009                 4,250,000     4,098,058
                        B+       B2        5,000,000  Espirito Santo--Escelsa, 10% due 7/15/2007            4,817,500     3,725,000
                        BB       NR*       3,000,000  Inversora de Electrica, 9% due 9/16/2004 (c)          2,947,500     2,250,000
                        BBB-     Ba3       8,000,000  MetroGas SA, 12% due 8/15/2000                        8,591,250     8,120,000
                                                                                                         ------------  ------------
                                                                                                           20,606,250    18,193,058
===================================================================================================================================
Waste Management--      BB       Ba3       4,250,000  Allied Waste North America, 7.375% due 1/01/2004      4,243,752     4,016,250
0.9%
===================================================================================================================================
Wireless                B-       B2        5,000,000  Cencall Communications Corporation, 8.805%** due
Communications--                                      1/15/2004                                             5,000,000     5,150,000
Domestic Paging &       NR*      NR*       8,375,000  Pinnacle Holdings Inc., 10%** due 3/15/2008           5,785,545     5,129,688
Cellular--2.8%          NR*      B3        5,000,000  TeleCorp PCS Inc., 11.625%** due 4/15/2009 (c)        2,882,618     2,575,000
                                                                                                         ------------  ------------
                                                                                                           13,668,163    12,854,688
===================================================================================================================================
Wireless                B        B1       13,000,000  CTI Holdings SA, 11.625%** due 4/15/2008              8,347,836     6,565,000
Communications--        B+       B3        8,475,000  Comunicacion Celular SA, 13.653%** due
International Paging                                  3/01/2005 (c)                                         7,164,420     5,085,000
& Cellular--7.8%        CCC+     Caa1      2,750,000  Dolphin Telecom PLC, 17.456%** due 6/01/2008          1,139,215     1,457,500
                        B-       Caa1      4,750,000  McCaw International Ltd., 11.543%** due 4/15/2007     3,546,569     2,850,000
                        B-       Caa1      9,000,000  Millicom International Cellular, 13.171%** due
                                                      6/01/2006                                             7,058,228     7,020,000
                        BB-      Ba3       5,250,000  Orange PLC, 8% due 8/01/2008                          5,209,995     5,092,500
                                                      Telesystem International Wireless Inc.**:
                        CCC+     Caa1      6,250,000    17.359% due 6/30/2007                               3,287,007     3,687,500
                        CCC+     Caa1      8,000,000    10.683% due 11/01/2007                              5,568,735     3,920,000
                                                                                                         ------------  ------------
                                                                                                           41,322,005    35,677,500
===================================================================================================================================
                                                      Total Investments in Corporate Bonds--131.1%        643,458,622   596,919,307
===================================================================================================================================

                                            Shares
                                             Held              Preferred Stocks & Warrants
===================================================================================================================================
Broadcasting/Radio                             3,223  Cumulus Media, Inc., Series A, 13.75% (a)             3,315,700     3,577,530
& Television--0.8%
===================================================================================================================================
Computer Services/                             5,250  Splitrock Services Inc. (Warrants) (e)                   57,750       420,000
Electronics--0.1%
===================================================================================================================================
Product Distribution--                        57,348  Nebco Evans Holding Co. (a)                           5,453,075     2,322,594
0.5%
===================================================================================================================================
Wireless                                       4,474  Rural Cellular Corp. (a)                              4,522,355     4,474,000
Communications--
Domestic Paging &
Cellular--1.0%
===================================================================================================================================
                                                      Total Investments in Preferred Stocks &
                                                      Warrants--2.4%                                       13,348,880    10,794,124
===================================================================================================================================

                                             Face
                                            Amount               Short-Term Securities
===================================================================================================================================
Commercial                               $   349,000  General Electric Capital Corp., 4.93% due
Paper***--0.1%                                        6/01/1999                                               349,000       349,000
===================================================================================================================================
                                                      Total Investments in Short-Term Securities--0.1%        349,000       349,000
===================================================================================================================================
                                                      Total Investments--133.6%                          $657,156,502   608,062,431
                                                                                                         ============
                                                      Liabilities in Excess of Other Assets--(33.6%)                   (152,884,459)
                                                                                                                       ------------
                                                      Net Assets--100.0%                                               $455,177,972
                                                                                                                       ============
===================================================================================================================================

      *     Not Rated.
      ** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
      *** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
      (a) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
      (b)   Subject to principal paydowns.
      (c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
      (d)   Non-income producing security.
      (e) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
      Ratings of issues shown have not been audited by Deloitte & Touche LLP.

            See Notes to Financial Statements.


                                     8 & 9

                               Corporate High Yield Fund III, Inc., May 31, 1999

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                     As of May 31, 1999
====================================================================================================================
Assets:              Investments, at value (identified cost--$657,156,502) (Note 1a) ...                $608,062,431
                     Interest receivable ...............................................                  13,995,774
                     Deferred organization expenses (Note 1e) ..........................                      13,265
                     Prepaid expenses and other assets .................................                      32,867
                                                                                                        ------------
                     Total assets ......................................................                 622,104,337
                                                                                                        ------------
====================================================================================================================
Liabilities:         Loans (Note 5) ....................................................                 155,700,000
                     Payables:
                       Securities purchased ............................................ $  5,278,407
                       Custodian bank (Note 1g) ........................................    1,181,306
                       Dividends to shareholders (Note 1f) .............................    1,161,606
                       Interest on loans (Note 5) ......................................      735,907
                       Investment adviser (Note 2) .....................................      301,910
                       Commitment fees .................................................       12,189      8,671,325
                                                                                         ------------
                     Accrued expenses and other liabilities ............................                   2,555,040
                                                                                                        ------------
                     Total liabilities .................................................                 166,926,365
                                                                                                        ------------
====================================================================================================================
Net Assets:          Net assets ........................................................                $455,177,972
                                                                                                        ============
====================================================================================================================
Capital:             Common Stock, $.10 par value, 200,000,000 shares authorized .......                $  3,506,970
                     Paid-in capital in excess of par ..................................                 521,715,861
                     Undistributed investment income--net ..............................                   5,220,164
                     Accumulated realized capital losses on investments--net (Note 6) ..                 (25,135,519)
                     Accumulated distributions in excess of realized capital gains on
                     investments--net (Note 1f) ........................................                  (1,035,433)
                     Unrealized depreciation on investments--net .......................                 (49,094,071)
                                                                                                        ------------
                     Total--Equivalent to $12.98 per share based on 35,069,700 shares
                     of capital stock outstanding (market price $12.8125) ..............                $455,177,972
                                                                                                        ============
====================================================================================================================

            See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                     For the Year Ended May 31, 1999
====================================================================================================================
Investment Income    Interest and discount earned ......................................                $ 60,590,766
(Note 1d):           Dividends .........................................................                   1,719,953
                     Other .............................................................                     259,568
                                                                                                        ------------
                     Total income ......................................................                  62,570,287
                                                                                                        ------------
====================================================================================================================
Expenses:            Loan interest expense (Note 5) .................................... $  6,973,852
                     Investment advisory fees (Note 2) .................................    3,583,302
                     Borrowing cost (Note 5) ...........................................      218,175
                     Accounting services (Note 2) ......................................       72,763
                     Transfer agent fees ...............................................       57,101
                     Professional fees .................................................       46,021
                     Custodian fees ....................................................       40,273
                     Printing and shareholder reports ..................................       39,176
                     Directors' fees and expenses ......................................       37,689
                     Listing fees ......................................................       10,477
                     Pricing services ..................................................        9,297
                     Amortization of organization expenses (Note 1e) ...................        3,599
                     Other .............................................................       18,725
                                                                                         ------------
                     Total expenses ....................................................                  11,110,450
                                                                                                        ------------
                     Investment income--net ............................................                  51,459,837
                                                                                                        ------------
====================================================================================================================
Realized &           Realized loss on investments--net .................................                 (25,413,003)
Unrealized Loss on   Change in unrealized depreciation on investments--net .............                 (44,004,192)
Investments--Net                                                                                        ------------
(Notes 1b, 1d & 3):  Net Decrease in Net Assets Resulting from Operations ..............                $(17,957,358)
                                                                                                        ============
====================================================================================================================

            See Notes to Financial Statements.


                                    10 & 11

                               Corporate High Yield Fund III, Inc., May 31, 1999

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                   For the       For the Period
                                                                                                  Year Ended     Jan. 30, 1998+
                                                                                                    May 31,         to May 31,
                       Increase (Decrease) in Net Assets:                                            1999             1998
==============================================================================================================================
Operations:            Investment income--net .................................................. $ 51,459,837     $ 14,458,735
                       Realized gain (loss) on investments--net ................................  (25,413,003)       1,035,408
                       Change in unrealized depreciation on investments--net ...................  (44,004,192)      (5,089,879)
                                                                                                 ------------     ------------
                       Net increase (decrease) in net assets resulting from operations .........  (17,957,358)      10,404,264
                                                                                                 ------------     ------------
==============================================================================================================================
Dividends &            Investment income--net ..................................................  (51,124,504)     (10,331,828)
Distributions to       In excess of realized gain on investments--net ..........................   (1,035,433)              --
Shareholders           Net decrease in net assets resulting from dividends and distributions     ------------     ------------
(Note 1f):             to shareholders .........................................................  (52,159,937)     (10,331,828)
                                                                                                 ------------     ------------
==============================================================================================================================
Capital Stock          Value of shares issued to Common Stock shareholders in reinvestment of
Transactions           dividends and distributions .............................................    1,397,095               --
(Notes 1e & 4):        Proceeds from issuance of Common Stock ..................................           --      524,250,000
                       Offering costs resulting from issuance of Common Stock ..................       40,731         (565,000)
                                                                                                 ------------     ------------
                       Net increase in net assets derived from capital stock transactions ......    1,437,826      523,685,000
                                                                                                 ------------     ------------
==============================================================================================================================
Net Assets:            Total increase (decrease) in net assets .................................  (68,679,469)     523,757,436
                       Beginning of period .....................................................  523,857,441          100,005
                                                                                                 ------------     ------------
                       End of period* .......................................................... $455,177,972     $523,857,441
                                                                                                 ============     ============
==============================================================================================================================
                     * Undistributed investment income--net (Note 1h) .......................... $  5,220,164     $  4,126,907
                                                                                                 ============     ============
==============================================================================================================================

      +     Commencement of operations.

            See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

                       For the Year Ended May 31, 1999
==============================================================================================================================
Cash Provided by       Net decrease in net assets resulting from operations ..................................... $(17,957,358)
Operating Activities:  Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by operating activities:
                         Increase in receivables ................................................................   (3,750,534)
                         Increase in other assets ...............................................................      (11,578)
                         Increase in other liabilities ..........................................................    3,902,455
                         Realized and unrealized loss on investments--net .......................................   69,417,195
                         Amortization of discount ...............................................................   (9,881,025)
                                                                                                                  ------------
                       Net cash provided by operating activities ................................................   41,719,155
                                                                                                                  ------------
==============================================================================================================================
Cash Used for          Proceeds from sales of long-term investments .............................................  283,661,396
Investing Activities:  Purchases of long-term investments ....................................................... (429,651,399)
                       Purchases of short-term investments ...................................................... (146,241,647)
                       Proceeds from sales and maturities of short-term investments .............................  145,923,000
                                                                                                                  ------------
                       Net cash used for investing activities ................................................... (146,308,650)
                                                                                                                  ------------
==============================================================================================================================
Cash Provided by       Cash receipts from borrowings ............................................................  360,400,000
Financing Activities:  Cash payments on borrowings .............................................................. (204,700,000)
                       Dividends and distributions paid to shareholders .........................................  (51,151,236)
                       Offering costs ...........................................................................       40,731
                                                                                                                  ------------
                       Net cash provided by financing activities ................................................  104,589,495
                                                                                                                  ------------
==============================================================================================================================
Cash:                  Net change in cash .......................................................................           --
                       Cash at beginning of year ................................................................           --
                                                                                                                  ------------
                       Cash at end of year ...................................................................... $         --
                                                                                                                  ============
==============================================================================================================================
Cash Flow              Cash paid for interest ................................................................... $  6,237,945
Information:                                                                                                      ============
==============================================================================================================================
Non-Cash Financing     Reinvestment of dividends and distributions paid to shareholders ......................... $  1,397,095
Activities:                                                                                                       ============
==============================================================================================================================

            See Notes to Financial Statements.


                                    12 & 13

                               Corporate High Yield Fund III, Inc., May 31, 1999

FINANCIAL HIGHLIGHTS

                    The following per share data and ratios have been derived                      For the      For the Period
                    from information provided in the financial statements.                        Year Ended    Jan. 30, 1998+
                    Increase (Decrease) in Net Asset Value:                                      May 31, 1999   to May 31, 1998
===============================================================================================================================
Per Share           Net asset value, beginning of period .......................................   $    14.99        $    15.00
Operating                                                                                          ----------        ----------
Performance:          Investment income--net ...................................................         1.47               .42
                      Realized and unrealized loss on investments--net .........................        (1.99)             (.11)
                                                                                                   ----------        ----------
                    Total from investment operations ...........................................         (.52)              .31
                                                                                                   ----------        ----------
                    Less dividends and distributions:
                      Investment income--net ...................................................        (1.46)             (.30)
                      In excess of realized gain on investments--net ...........................         (.03)               --
                                                                                                   ----------        ----------
                    Total dividends and distributions ..........................................        (1.49)             (.30)
                                                                                                   ----------        ----------
                    Capital charge resulting from the issuance of Common Stock .................           --++            (.02)
                                                                                                   ----------        ----------
                    Net asset value, end of period .............................................   $    12.98        $    14.99
                                                                                                   ==========        ==========
                    Market price per share, end of period ......................................   $  12.8125        $  14.1875
                                                                                                   ==========        ==========
===============================================================================================================================
Total Investment    Based on net asset value per share .........................................        (2.73%)            2.00%+++
Return:**                                                                                          ==========        ==========
                    Based on market price per share ............................................         1.45%            (3.46%)+++
                                                                                                   ==========        ==========
===============================================================================================================================
Ratios to Average   Expenses, excluding interest expense .......................................          .85%               --
Net Assets:                                                                                        ==========        ==========
                    Expenses, net of reimbursement .............................................         2.28%              .10%*
                                                                                                   ==========        ==========
                    Expenses ...................................................................         2.28%              .69%*
                                                                                                   ==========        ==========
                    Investment income--net .....................................................        10.58%             8.46%*
                                                                                                   ==========        ==========
===============================================================================================================================
Leverage:           Amount of borrowings (in thousands) ........................................   $  155,700                --
                                                                                                   ==========        ==========
                    Average amount of borrowings outstanding during the period (in thousands) ..   $  126,034                --
                                                                                                   ==========        ==========
                    Average amount of borrowings outstanding per share during the period .......   $     3.60                --
                                                                                                   ==========        ==========
===============================================================================================================================
Supplemental        Net assets, end of period (in thousands) ...................................   $  455,178        $  523,857
Data:                                                                                              ==========        ==========
                    Portfolio turnover .........................................................        46.86%            16.79%
                                                                                                   ==========        ==========
===============================================================================================================================

      +     Commencement of operations.
      ++    Amount is less than $.01 per share.
      +++   Aggregate total investment return.
      *     Annualized.
      **    Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.

            See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Corporate High Yield Fund III, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management accruals and estimates. The Fund will determine and make available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol CYE. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets including futures contracts and related options are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).


                                    14 & 15

                               Corporate High Yield Fund III, Inc., May 31, 1999

NOTES TO FINANCIAL STATEMENTS (concluded)

Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization and offering expenses--Deferred organization expenses are amortized on a straight-line basis over a period not exceeding five years. In accordance with Statement of Position 98-5, any unamortized organization expenses will be expensed on June 1, 1999. This charge will not have any material impact on the operations of the Fund. Direct expenses relating to the public offering of the Fund's Common Stock were charged to capital at the time of issuance of the shares.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to post-October losses.

(g) Custodian bank--The Fund recorded an amount payable to the Custodian Bank reflecting an overnight overdraft which resulted from management estimates of available cash.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $757,924 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services the Fund pays a monthly fee at an annual rate of 0.60% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed.

During the year ended May 31, 1999, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), $1,515 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 1999 were $434,929,806 and $274,571,941, respectively.

Net realized losses for the year ended May 31, 1999 and net unrealized losses as of May 31, 1999 were as follows:

--------------------------------------------------------------------------------
                                               Realized             Unrealized
                                                Losses                Losses
--------------------------------------------------------------------------------
Long-term investments ..............         $(25,463,178)         $(49,094,071)
                                             ------------          ------------
Total ..............................         $(25,463,178)         $(49,094,071)
                                             ============          ============
--------------------------------------------------------------------------------

As of May 31, 1999, net unrealized depreciation for Federal income tax purposes aggregated $50,277,397, of which $9,196,552 related to appreciated securities and $59,473,949 related to depreciated securities. The aggregate cost of investments at May 31, 1999 for Federal income tax purposes was $658,339,828.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the year ended May 31, 1999 increased by 113,033 as a result of dividend reinvestment and during the period January 30, 1998 to May 31, 1998 increased by 34,950,000 as a result of the initial offering.

5. Short-Term Borrowings:

On June 10, 1998, the Fund entered into a one-year credit agreement with a syndicate of banks led by BankBoston, N.A. and State Street Bank and Trust Company. The agreement is for a $250,000,000 credit facility bearing interest at the Federal Funds rate plus 0.43% and/or LIBOR plus 0.43%. For the year ended May 31, 1999, the average amount borrowed was approximately $126,034,000 and the daily weighted average interest rate was 5.53%. For the year ended May 31, 1999, facility and commitment fees aggregated $218,175.

6. Capital Loss Carryforward:

At May 31, 1999, the Fund had a net capital loss carryforward of approximately $6,419,000, all of which expires in 2007. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Events:

On June 9, 1999, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.128669 per share, payable on June 30, 1999 to shareholders of record as of June 23, 1999.


                                    16 & 17

                               Corporate High Yield Fund III, Inc., May 31, 1999

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders,
Corporate High Yield Fund III, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Corporate High Yield Fund III, Inc. as of May 31, 1999, the related statements of operations and cash flows for the year then ended, changes in net assets and the financial highlights for the year then ended and for the period January 30, 1998 (commencement of operations) to May 31, 1998. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Corporate High Yield Fund III, Inc. as of May 31, 1999, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
July 7, 1999

YEAR 2000 ISSUES (unaudited)

Many computer systems were designed using only two digits to designate years. These systems may not be able to distinguish the Year 2000 from the Year 1900 (commonly known as the "Year 2000 Problem"). The Fund could be adversely affected if the computer systems used by the Fund's management or other Fund service providers do not properly address this problem before January 1, 2000. The Fund's management expects to have addressed this problem before then, and does not anticipate that the services it provides will be adversely affected. The Fund's other service providers have told the Fund's management that they also expect to resolve the Year 2000 Problem, and the Fund's management will continue to monitor the situation as the Year 2000 approaches. However, if the problem has not been fully addressed, the Fund could be negatively affected. The Year 2000 Problem could also have a negative impact on the issuers of securities in which the Fund invests. This negative impact may be greater for companies in foreign markets, particularly emerging markets, since they may be less prepared for the Year 2000 Problem than domestic companies and markets. If the companies in which the Fund invests have Year 2000 Problems, the Fund's returns could be adversely affected.

PORTFOLIO INFORMATION (unaudited)

Ten Largest Holdings

                                                                                                    Percent of Total
As of May 31, 1999                                                                             Long-Term Investments
====================================================================================================================
NTL Inc.                      NTL provides communications services to residential, business and wholesale customers. The company offers residential telephony, cable television and Internet access services. NTL also provides national and international telecommunications and satellite and radio communications. We hold bonds of International Cabletel (renamed NTL)
                              and wholly-owned Diamond Cable.                                                    1.9%
--------------------------------------------------------------------------------------------------------------------
Reliance Group                Reliance owns property/casualty insurance and title insurance
Holdings, Inc.                companies. The companies underwrite a broad range of standard commercial and specialty commercial lines of property and casualty
                              insurance, as well as title insurance.                                             1.7
--------------------------------------------------------------------------------------------------------------------
Nextlink Communications       Nextlink provides local, long distance and enhanced telephone
Inc.                          communications services to commercial customers. The company operates
                              23 facilities based networks in fourteen states.                                   1.6
--------------------------------------------------------------------------------------------------------------------
MetroNet Communications       MetroNet is the largest competitive local telephone provider in
Corp.                         Canada, competing with the telephone companies. The company has high capacity fiber optic networks in five major Canadian markets: Toronto,
                              Montreal, Vancouver, Edmonton and Calgary. The company is continuing to build in target markets and will ultimately reach 11 major markets
                              in Canada.                                                                         1.6
--------------------------------------------------------------------------------------------------------------------
Midland Funding II            Midland operates a natural gas-fired, cogeneration facility located in
                              Midland County, Michigan. The plant also produces steam for industrial applications. Consumers Energy Company, who is Midland's main
                              customer, indirectly owns a 49% stake in the company.                              1.5
--------------------------------------------------------------------------------------------------------------------
Venetian Casino/LV Sands      This newly-built casino/resort on the Las Vegas strip has an old
                              Venice theme and decor and will target the convention market.                      1.5
--------------------------------------------------------------------------------------------------------------------
Call-Net Enterprises Inc.     The company is the largest alternative provider of long distance telephone services in Canada, marketing under the brand name Sprint
                              Canada. Sprint Communications Company L.P., the third-largest long distance services carrier in the United States, owns approximately 25%
                              of the company's shares.                                                           1.5
--------------------------------------------------------------------------------------------------------------------
Lyondell Chemical Company     Lyondell is a global commodity chemical company. The company is the world's largest producer of propylene oxide and produces a variety of derivative chemicals based on propylene oxide. Styrene monomer and tertiary butyl alcohol are also important products. Lyondell's chemicals have end uses such as flexible foam for automotive seating and furniture, antifreeze and coolants, personal care products,
                              coatings, adhesives, sealants, resins and solvents.                                1.5
--------------------------------------------------------------------------------------------------------------------
Chattem, Inc.                 This branded consumer product company sells over-the-counter healthcare products, as well as toiletries and skin care products.
                              Products include Gold Bond medicated powder, Icy Hot topical analgesic, Dexatrim appetite suppressant, Ban deodorant and Bullfrog
                              sunblock.                                                                          1.4
--------------------------------------------------------------------------------------------------------------------
MetroGas SA                   MetroGas is the largest natural gas distribution company in Argentina.
                              Metrogas accounts for about 29% of total deliveries to the country's natural gas market and has over 1.8 million customers in its service
                              area in and around Argentina's capital, Buenos Aires.                              1.3
--------------------------------------------------------------------------------------------------------------------


                                     18 & 19

Officers and Directors

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Elizabeth M. Phillips, Vice President
Donald C. Burke, Vice President and Treasurer
Patrick D. Sweeney, Secretary

--------------------------------------------------------------------------------
Gerald M. Richard, Treasurer of Corporate High Yield Fund III, Inc. has recently retired. His colleagues at Merrill Lynch Asset Management, L.P. join the Fund's Board of Directors in wishing Mr. Richard well in his retirement.
--------------------------------------------------------------------------------

Custodian and Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

NYSE Symbol

CYE

This report, including the financial information herein, is transmitted to the shareholders of Corporate High Yield Fund III, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Corporate High
Yield Fund III, Inc.
Box 9011
Princeton, NJ
08543-9011                                                         #COYIII--5/99

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